UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2010 (May 10, 2010)

Seahawk Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34231	72-1269401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700, Houston, Texas 77046

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 369-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Seahawk Drilling, Inc. (the “Company”) announced the appointment of James R. Easter, age 53, as Senior Vice President and Chief Financial Officer of the Company, effective May 10, 2010 to serve until his successor is duly elected and qualified or his earlier death, resignation or removal from office.

From September, 2008 until May, 2010 Mr. Easter was involved in private investments. From May, 2002 until September, 2008 Mr. Easter was employed by McDermott International, Inc., from February, 2006 to September, 2008 as Vice President, Corporate Development and Strategic Planning, from September, 2002 to February, 2006 as Vice President, Finance and Treasurer and from May, 2002 to September 2002 as Assistant Treasurer. From December, 2000 until May, 2002, Mr. Easter served as Vice President, Transaction Development and Support, at Reliant Energy, Inc. Mr. Easter holds a Bachelor of Arts degree from the University of Texas and a Masters in Business Administration from Thunderbird, The American Graduate School of International Management.

There are no arrangements or understandings between Mr. Easter and any other person pursuant to which he was appointed as an officer. There are no family relationships between Mr. Easter and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company is not aware of any transaction in which Mr. Easter or any of his immediate family members have an interest requiring disclosure under Item 404(a) of Regulation S-K.

On May 10, 2010, the Company entered into an Employment/Non-Competition/Confidentiality Agreement (the “Employment Agreement”) with James R. Easter. Pursuant to the terms of the Employment Agreement, Mr. Easter shall receive a minimum annual salary of $320,000. A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the terms and provisions of the Employment Agreement.

In connection with his employment with the Company, Mr. Easter received 25,000 shares of restricted stock of the Company. The restricted stock will vest in 3 equal annual installments beginning on May 10, 2011.

Item 7.01	Regulation FD Disclosure.

On May 10, 2010, the Company announced the appointment of Mr. James R. Easter to the office of Senior Vice President and Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	James R. Easter Employment/Non-Competition/Confidentiality Agreement

99.1	Press Release dated May 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEAHAWK DRILLING, INC.

Date: May 11, 2010	By:	/S/ ALEJANDRO CESTERO
Alejandro Cestero
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	James R. Easter Employment/Non-Competition/Confidentiality Agreement

99.1	Press Release dated May 10, 2010